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                                                                    Exhibit 23.1
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement.



                                    /s/ ARTHUR ANDERSEN LLP
                                    -----------------------
                                    ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 19, 1998